The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $5,544
Janus Government Money Market Fund $697
Janus Tax-Exempt Money Market Fund $328

Institutional Class
Janus Money Market Fund $39,766
Janus Government Money Market Fund $3,126
Janus Tax-Exempt Money Market Fund $285

Service Class
Janus Money Market Fund $190
Janus Government Money Market Fund $615
Janus Tax-Exempt Money Market Fund $0


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Investor Class
Janus Money Market Fund $0.0029
Janus Government Money Market Fund  $0.0026
Janus Tax-Exempt Money Market Fund $0.0026

Institutional Class
Janus Money Market Fund $0.0050
Janus Government Money Market Fund $0.0048
Janus Tax-Exempt Money Market Fund $0.0047

Service Class
Janus Money Market Fund $0.0037
Janus Government Money Market Fund $0.0036
Janus Tax-Exempt Money Market Fund $0.0034

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund - 1,715,219
Janus Government Money Market Fund  - 241,474
Janus Tax-Exempt Money Market Fund - 117,311

Institutional Class
Janus Money Market Fund - 5,850,442
Janus Government Money Market Fund - 473,510
Janus Tax-Exempt Money Market Fund - 56,260

Service Class
Janus Money Market Fund - 15,310
Janus Government Money Market Fund - 204,624
Janus Tax-Exempt Money Market Fund - 91

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund  $1.00
Janus Tax-Exempt Money Market Fund $1.00

Institutional Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund $1.00
Janus Tax-Exempt Money Market Fund $1.00

Service Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund $1.00
Janus Tax-Exempt Money Market Fund $1.00